Exhibit 10.17e

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

OMNIBUS AMENDMENT No. 3

THIS OMNIBUS AMENDMENT No. 3, dated December 16, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Note Purchase Agreement, dated January 9, 2015 (as amended by Omnibus Amendment, dated June 25, 2015 (“Amendment No. 1”), by and among the parties thereto and by Omnibus Amendment No. 2, dated September 30, 2015 (“Amendment No. 2”, and together with Amendment No. 1, the “Amendments”) by and among the parties thereto, the “Note Purchase Agreement”), by and among FTE Solar I LLC, as issuer (the “Issuer”), SolarCity Finance Company, LLC, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), SolarCity Corporation, as parent (“SolarCity”) and as manager (in such capacity, the “Manager”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”); (2) the Indenture, dated as of January 9, 2015 (as amended by the Amendments, the “Indenture”), by and among the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”); (3) the Sale and Contribution Agreement, dated as of January 9, 2015 (as amended by the Amendments, the “Sale and Contribution Agreement”), by and between the Originator and the Issuer; (4) the Management Agreement, dated as of January 9, 2015 (as amended by the Amendments, the “Management Agreement”), by and among the Issuer, the Manager and the Administrative Agent; (5) the Servicing Agreement, dated as of January 9, 2015 (as amended by the Amendments, the “Servicing Agreement”), by and among the Issuer, the Servicer and the Administrative Agent; (6) the Manager/Servicer Transition Agreement, dated as of January 9, 2015 (as amended by the Amendments, the “Manager/Servicer Transition Agreement”), by and among the Issuer, the Manager, the Servicer, the Indenture Trustee, the Administrative Agent and U.S. Bank National Association, as transition service provider (in such capacity, the “Transition Service Provider”); (7) the Custodial Agreement, dated as of June 25, 2015 (as amended by Amendment No. 2, the “Custodial Agreement”), by and among Deutsche Bank National Trust Company (the “Custodian” and together with the Issuer, the Originator, the Servicer, SolarCity, the Manager, the Purchasers, the Funding Agents, the Administrative Agent, the Indenture Trustee, and the Transition Service Provider, the “Transaction Parties”), the Indenture Trustee, the Administrative Agent and the Issuer; (8) the Parent Guaranty, dated as of January 9, 2015 (as amended by the Amendments, the “Guaranty”), made by SolarCity in

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favor of the Issuer, the Indenture Trustee and the Administrative Agent; and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to (i) amend the Standard Definitions attached or incorporated into each of the Transaction Documents (the “Standard Definitions”), (ii) amend the Note Purchase Agreement as set forth herein and (iii) amend the Indenture as set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01.Amendment to the Standard Definitions

(a)The following definitions shall replace the corresponding definitions in the Standard Definitions:

““Amendment Up-Front Fee” shall have the meaning set forth in the applicable fee letter.”

““Class A Facility Limit” means, on any date of determination, the sum of the Purchaser Commitment Amounts with respect to each of the Purchaser Groups and the Non-Conduit Committed Purchasers holding Class A Notes on such date.  On the Amendment Closing Date, the Class A Facility Limit is $200,000,000.”

““Class A Facility Limit Increase” means $40,000,000.”

““Class A Usage Fees” means, with respect to any Purchaser Group or any Non-Conduit Committed Purchaser holding a Class A  Notes, the sum of :

(i) the product of: (A) the applicable Class A Applicable Margin, (B) its portion of the average daily Purchaser Invested Amount which is less than or equal to $160,000,000 during the related Interest Accrual Period, and (C)  the number of days in such Interest Accrual Period, divided by 360; and

(ii) the product of: (A) the applicable Class A Applicable Margin, (B) its portion of the average daily Purchaser Invested Amount which is in excess of $160,000,000 during the related Interest Accrual Period, and (C)  the number of days in such Interest Accrual Period, divided by 360.”

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““Excluded Loan Balance” means, as of any date of determination following the Ramp-Up Period, the sum of the following:

(i)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(ii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Three State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(iii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Five County Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(iv)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Ten County Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(v)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Utility District Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(vi)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Three Utility District Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(vii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the initial Solar Loan Balance is greater than $[***] exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(viii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related PV System is comprised of used (but undamaged) parts and materials and the related Obligor has accepted and acknowledged that such PV System has used parts and materials exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(ix)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor's Loan Balance

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exceeds the lessor of (a) [***]% of the aggregate Commitments with respect to the Class A Notes and (b) the U.S. dollar equivalent of [***] Swiss Francs.

During the Ramp-Up Period, the Excluded Loan Balance shall be equal to $[***].”

““Fee Letter” means, as the context shall require, the (i) Fee Letter among the Issuer, FinCo, SolarCity, each Purchaser, the Administrative Agent, each Funding Agent and Non- Conduit Committed Purchaser relating to the Up-Front Fees and (ii) Fee Letter among the Issuer, FinCo, SolarCity and the Structuring Agent relating to the Structuring Fee, in each case, as may be amended, restated or otherwise modified from time to time.”

““Unused Fees” means (i) with respect to any Class A Noteholder, the sum of:

(a) the product of:

(1) the Unused Rate; and

(2) the excess of (A) its portion of the average daily Purchaser Commitment Amount which is less than or equal to $[***] during the related Interest Accrual Period over (B) its portion of the average daily Purchaser Invested Amount which is less than or equal to $[***] during the related Interest Accrual Period; and

(3) the number of days in such Interest Accrual Period, divided by 360; plus

(b) the product of:

(1) the Amendment Unused Rate; and

(2) the excess of (x) its portion of the average daily Purchaser Commitment Amount in excess of $[***] during the related Interest Accrual Period over (y) its portion of the average daily Purchaser Invested Amount which is in excess of $[***] during the related Interest Accrual Period; and

(3) the number of days in such Interest Accrual Period, divided by 360; and

(ii) with respect to any Class B Noteholder, the product of:

(a) the Unused Rate; and

(b) the excess of (x) its average daily Purchaser Commitment Amount during the related Interest Accrual Period over (y) its average daily Purchaser Invested Amount during the related Interest Accrual Period; and

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(c) the number of days in such Interest Accrual Period, divided by 360.”

The following definitions shall be added to the Standard Definitions in the appropriate alphabetical order:

““Amended Notes” means the Solar Loan Backed Variable Funding Notes, Class A of up to $160,000,000 in Outstanding Note Balance and the Solar Loan Backed Variable Funding Notes, Class B of up to $40,000,000 in Outstanding Note Balance issued pursuant to the Indenture.”

““Amendment Closing Date” means December 16, 2015.”

““Amendment Unused Rate” shall have the meaning set forth in the applicable Fee Letter.”

Section 1.02Amendment to the Note Purchase Agreement

(a)  Section 6.7 of the Note Purchase Agreement is hereby amended by deleting it in its entirety and replacing it as follows:

“Binding Effect; Assignment.

(a)This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Issuer shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Purchasers, and any assignment by the Issuer in violation of this Section 6.7 shall be null and void.

(b)Notwithstanding anything to the contrary in the first sentence of this Section 6.7, any Purchaser may at any time, without the consent of the Administrative Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment or pledge shall release the transferor Purchaser from its obligations hereunder.  Each Purchaser may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including, without limitation, its Commitment, its Notes or its Increases); provided, however, that each such assignment (a) shall be in form and substance acceptable to the Administrative Agent, (b) during the Revolving Period, shall, unless such assignee is a branch or wholly owned subsidiary of Credit Suisse AG or a commercial paper conduit as to which Credit Suisse AG, or a branch or wholly owned subsidiary thereof, provides a full liquidity and/or credit facility, be approved by the prior written consent of the Issuer (such consent not to be unreasonably withheld or delayed), and (c) shall be to a bank or other financial institution which is acceptable to the Administrative Agent in its sole discretion.

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(c)Any Purchaser may, without the consent of the Issuer, sell participation interests in its Increases and obligations hereunder; provided, however, that after giving effect to the sale of such participation, such Purchaser’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Purchaser hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Purchaser had not sold such participation interest, and the Issuer and the Administrative Agent shall continue to deal solely and directly with such Purchaser and not be obligated to deal with such participant.

(d)Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Purchaser hereunder, the assignee or purchaser of such assignment shall be a Purchaser under Section 6.7(b) for all purposes of this Agreement.  Without limiting the foregoing, each assignee and each purchaser of an assignment or participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder with respect to the rights and benefits so assigned or participated as it would have if it were a Purchaser hereunder.”

(b) Section 6.8(a) of the Note Purchase Agreement is hereby amended by deleting in its entirety and replacing it as follows:

“The parties, their Affiliates and each of their respective members, stockholders or representatives hereto agree to maintain the confidentiality of this Agreement, the Notes, the Fee Letters, the other Transaction Documents and all other related confidential documents and drafts thereof, including research studies, proprietary technology, trade secrets, know-how, market studies and forecasts, competitive analyses, pricing policies, the substance of agreements with customers and others, marketing arrangements, customer lists and other documents embodying such confidential information (collectively, the “Confidential Information”) and agree not to disclose Confidential Information in communications with third parties (other than its employees, accountants, auditors, agents, advisors, shareholders or counsel (collectively, “Representatives”); provided, however, that Confidential Information may be disclosed to third parties to the extent such disclosure is (i) required in order to comply with any applicable law, order, regulation or ruling, (ii) required or requested in response to any summons or subpoena or in connection with any litigation, (iii) requested by any regulatory authority (including any self-regulatory authority), (iv) provided to any Alternate Purchaser or any prospective Purchaser (including any provider of credit support in the form of credit default swap or surety bond or otherwise) or to any rating agency providing a rating for the Related Commercial Paper or for any Class of Notes or for purposes of calculating a Purchaser’s regulatory capital requirements, if any, or to any nationally recognized statistical rating organization to whom any part of such information is required to be disclosed, pursuant to the terms of the Securities

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Exchange Act of 1934 or any rules (including Rule 17g-5) and regulations promulgated thereunder, provided that the Administrative Agent, each Funding Agent and each Purchaser, as applicable, inform such person that such information is sensitive, proprietary and confidential information or (v) provided to (A) one or more bank or other entities granted participations under this Agreement or (B) any Hedge Counterparty, provided, however, that such participant or Hedge Counterparty, as the case may be, agrees to be subject to a nondisclosure agreement which incorporates the confidentiality provisions in this Section 6.8(a).  If a party or any of its Affiliates, respective members, stockholders or representatives becomes compelled or requested by legal or administrative process to disclose any Confidential Information, such party shall, to the extent permitted by Applicable Law and practicable, provide the other party with prompt notice; it being understood that the other party may seek a protective order or other appropriate remedy. With respect to the information so compelled or requested to be disclosed, the first Party shall, and shall cause such Affiliate or such stockholder, member, Subsidiary or Representative to, furnish only that portion of such information that it is advised is legally required or requested to be furnished and shall exercise reasonable efforts, at the expense of the party whose Confidential Information is being disclosed, to obtain reliable assurance that confidential treatment will be accorded such information, provided, however, that failure to obtain such assurance will not diminish the right of each Funding Agent, each Purchaser, the Administrative Agent or any of their Representatives to comply with such request or requirement, as set forth in this Section 6.8(a), without penalty hereunder.  Notwithstanding the foregoing, (i) each Conduit shall be permitted to disclose Solar Loan performance information and details concerning the structure of the facility contemplated hereby and by the Indenture and the Servicing Agreement, in summary form and in a manner not identifying the Issuer, to the related Alternate Purchaser, to prospective investors in Related Commercial Paper, and (ii) the Administrative Agent, each Funding Agent and each Purchaser (each, a “Recipient”) shall have no obligation of confidentiality in respect of any information which (v) may be generally available to the public or becomes available to the public through no fault of theirs, (w) was rightfully known to the Recipient or was rightfully in such Recipient’s possession prior to the date of such disclosure, (x) becomes available to the Recipient from a third party unless to the Recipient’s knowledge such third party acquired such information from the Issuer and is in breach of an obligation of confidentiality to the Issuer, (y) has been approved for release by written authorization of the Issuer or (z) has been independently developed or acquired by the Recipient.”

(c) Schedule I to the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with the Schedule I attached hereto as Exhibit A.

Section 1.03.Amendment to the Indenture

(a)Section 2.01(d) of the Indenture is hereby amended by deleting in its entirety and replacing it as follows:

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“The Aggregate Outstanding Note Balance of the Notes that may be executed by the Issuer and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to the Facility Limit and the Outstanding Note Balance of the Class A Notes and the Class B Notes is limited to $200,000,000 and $40,000,000, respectively.  The outstanding principal amount of a Note held by any single Purchaser Group is limited to the Purchaser Commitment Amount for such Purchaser Group.”

(b)Section 2.01 of the Indenture is hereby amended by adding the following:

“(h)Execution, Authentication, Delivery and Dating.  The Amended Notes are hereby cancelled.  The Issuer shall issue the Notes as set forth herein and the Holders of the Amended Notes shall exchange their cancelled Amended Notes for Notes issued hereby.  The Indenture Trustee acknowledges receipt of the Amended Notes in connection with the authentication and delivery of the Notes.”

(c)Exhibit A-1 to the Indenture is hereby amended by deleting in its entirety and replacing it with the Exhibit A-1 attached hereto as Annex I.

(d)Exhibit A-2 to the Indenture is hereby amended by deleting in its entirety and replacing it with the Exhibit A-2 attached hereto as Annex II.

Section 1.04. Representations and Warranties

SolarCity, the Originator, the Manager, the Servicer and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) except for the representation of the Originator set forth in Section 6(b) of the Sale and Contribution Agreement, the representations and warranties set forth in each of the Transaction Documents by each of SolarCity, the Originator, the Manager, the Servicer and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, (c) since September 30, 2015, there has not been a material adverse change with respect to the business or operations of any of the Issuer, the Originator, the Servicer the Manager or the Parent, in each case that would materially inhibit such Person’s ability to perform its respective obligations under the Transaction Documents to which it is a party, (d) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound, and (e) for

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purposes of determining withholding taxes imposed under the Sections 1471 through 1474 of the US Internal Revenue Code (“FATCA”), the Transaction Parties shall treat  this Amendment as a modification that is not a “material modification” under Treasury Regulation section 1.1471-2(b)(2)(iv).  The Issuer agrees to provide to the Indenture Trustee prompt written notice of any material modification of the Notes (for FATCA purposes) of which it becomes aware. The Indenture Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Indenture Trustee receives written notice of such modification from the Issuer or the Internal Revenue Service.

Section 1.05.References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 1.06.Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 1.07.Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.08.Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 1.09.Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 1.10.Successors and Assigns.

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This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 1.11No Bankruptcy Petition.

(a)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 1.11(a) shall survive the termination of this Amendment.

(b)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 1.11(b) shall survive the termination of this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

FTE SOLAR I LLC, as Issuer By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

SOLARCITY CORPORATION, as Parent By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

SOLARCITY FINANCE COMPANY, LLC, as Servicer
By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY FINANCE COMPANY, LLC, as Originator By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY CORPORATION, as Manager By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Andrea J. Friesen Name: Andrea J. Friesen Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as Transition Service Provider By: /s/ Deborah J. Franco Name: Deborah J. Franco Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Vice President By: /s/ Patrick J. Hart Name: Patrick J. Hart Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Alternate Purchaser

By: /s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Authorized Signatory

By: /s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent By: /s/ Patrick J. Hart Name: Patrick J. Hart Title: Vice President By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Vice President

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GIFS CAPITAL COMPANY, LLC as a Conduit By: /s/ Thomas J. Irvin Name: Thomas J. Irvin Title: Manager

CREDIT SUISSE SECURITIZED PRODUCTS MASTER FUND, LTD.,

as a Non-Conduit Committed Purchaser

By: Credit Suisse Asset Management, LLC, in its capacity as investment manager

By: /s/ Mark Barres
Name: Mark Barres
Title: Authorized Signatory

By: /s/ Sean Keating
Name: Sean Keating
Title: Authorized Signatory

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian and solely with respect to the Custodial Agreement

By: /s/ Christopher Corcoran
Name: Christopher Corcoran
Title: Director

By: /s/ Kara Hernandez
Name: Kara Hernandez
Title: Associate

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EXHIBIT A

SCHEDULE I

Conduit or Non-Conduit Committed Purchaser	Class	Alternate Purchaser	Funding Agent	Commitment Percentage	Purchaser Commitment Amount
GIFS Capital Company, LLC (Conduit)	A	Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG, New York Branch	83%	$200,000,000
Credit Suisse Securitized Products Master Fund, Ltd. (Non-Conduit Committed Purchaser)	B	N/A	N/A	17%	$40,000,000

A-1

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ANNEX I

Exhibit A-1

Form of Class A Note

Note Number:  [__]

THIS VARIABLE FUNDING NOTE (this "Note") WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 4(A)(2) THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT, SUBJECT TO SUCH EXCEPTIONS AS ARE PROVIDED IN THE INDENTURE FOR HOLDERS THAT ARE CONDUITS, (1) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO THE ISSUER OR ANY AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) THEREOF, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144A); PROVIDED THAT, IF THE ISSUER OR THE INDENTURE TRUSTEE SO REQUESTS, THE TRANSFEROR SHALL DELIVER AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION REASONABLY ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT; AND, IN EACH OF CASE (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (2) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

Sections 2.07 and 2.08 of the Indenture contain further restrictions on the transfer and resale of this Note.  Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.

Each Noteholder, by its acceptance of this Note, covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose

ANNEX-I-1

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of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

The principal of this Note is payable in installments as set forth herein.  Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof.  Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.

FTE Solar I, LLC
Solar Loan Backed Variable Funding Notes
Class A Note

NOTE

Registered Owner: Credit Suisse AG, New York Branch

Principal Balance: Up to the Holder’s Purchaser Group’s Percentage of the Class A   Facility  Limit ("Maximum Class A Note Balance")

Date: January 9, 2015

Maturity Date: January 20, 2017

This Certifies That FTE Solar I, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of January 9, 2015 (the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the Class A Interest Distribution Amount defined in the Indenture, on each Payment Date beginning in February 2015 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture.  This note (this "Class A Note") is one of a duly authorized series of Class A Notes of the Issuer designated as its FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class A (the "Class A Notes").  The Indenture authorizes the issuance of up to the Maximum Class A Note Balance of Class A Notes and up to Maximum Class B Note Balance (as defined in the Class B Notes) of FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class B (the "Class B Notes", together with the Class A Notes, the "Notes").  The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture.  The Notes are secured by the Trust Estate (as defined in the Indenture).

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Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.  All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

The obligation of the Issuer to repay the Notes is a limited, nonrecourse obligation secured only by the Trust Estate.  All payments of principal of and interest on the Class A Notes shall be made only from the Trust Estate, and each Holder hereof, by its acceptance of this Class A Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture.  The actual Outstanding Note Balance on this Class A Note may be less than the principal balance indicated on the face hereof.  The actual Outstanding Note Balance on this Class A Note at any time may be obtained from the Indenture Trustee.

With respect to payment of principal of and interest on the Class A Notes, the Indenture provides the following:

(a)Until fully paid, principal payments on the Class A Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture.  The Outstanding Note Balance of each Class A Note shall be payable no later than the Maturity Date thereof unless the Outstanding Note Balance of such Class A Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.

(b)The Class A Notes shall bear interest on the Outstanding Note Balance of the Class A Notes and accrued but unpaid interest thereon, at the applicable Cost of Funds plus the applicable Class A Usage Fees.  The Class A Interest Distribution Amount shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Class A Interest Distribution Amount pursuant to Section 5.05 of the Indenture.  The Class A Interest Distribution Amount will accrue on the basis of a 360-day year consisting of twelve 30-day months.

All payments of interest and principal on the Class A Notes on the applicable Payment Date shall be paid to the Person in whose name such Class A Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture.  All reductions in the Outstanding Note Balance of a Class A Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class A Note and of any Class A Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A Note.

The Maturity Date of the Notes is the Payment Date in January 2017 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture.  The Indenture Trustee shall pay to each Class A Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class A Noteholder at a bank or other entity having appropriate facilities therefor, if such Class A Noteholder shall have provided

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to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class A Noteholder), or (ii) if not, by check mailed to such Class A Noteholder at the address of such Class A Noteholder appearing in the Note Register, the amounts to be paid to such Class A Noteholder pursuant to such Class A Noteholder's Notes.

The Class A Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture.  Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class A Notes, and subject to and in accordance with the terms of Article 6 of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.

Subject to certain restrictions contained in the Indenture, (i) the Class A Notes are issuable in the minimum denomination of $1,000,000 and integral multiples of $1,000 in excess thereof (provided, that one Class A Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class A Notes may be exchanged for a like aggregate principal amount of Class A Notes of authorized denominations of the same maturity.

The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.

The Class A Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

The Class A Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.07 and 2.08 of the Indenture.  A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class A Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.

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In addition, each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture.  Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes, each Person who has or acquires an Ownership Interest in a Class A Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States.  This covenant shall survive the termination of the Indenture.

Before the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class A Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent and compliance with certain other conditions.  Any such consent by the Administrative Agent, at the time of the giving thereof, of this Class A Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.

The Class A Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate.  None of the Issuer, the Originator, the Manager, the Servicer, the Transition Service Provider, the Parent, the Custodian, the Paying Agent, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.  Without limiting the foregoing, each Holder of any Class A Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate  to satisfy the Issuer's obligations under or with respect to a Class A Note or the Indenture, including but not limited to liabilities under Article 5 of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or

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agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate).  The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer's rights under the Transaction Documents.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced.  It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

The remedies of the Holder of this Class A Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate.  No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth.  At the option of the Class A Noteholder, Class A Notes may be exchanged for Class A Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.

Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class A Noteholders; (ii) the terms upon which the Class A Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class A Note that are not defined herein; to all of which the Class A Noteholders assent by the acceptance of the Class A Notes.

This Class A Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).

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Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

FTE Solar I, LLC, as Issuer

By
Name:
Title:

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Indenture Trustee's Certificate of Authentication

This is one of the Class A Notes referred to in the within-mentioned Indenture.

Dated:

U.S. Bank National Association, as Indenture Trustee

By
Name:
Title:

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[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________

_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

_______________________________________

Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.  The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

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ANNEX II

Exhibit A-2

Form of Class B Note

Note Number:  [__]

THIS VARIABLE FUNDING NOTE (this "Note") WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 4(A)(2) THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (1) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO THE ISSUER OR ANY AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) THEREOF, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144A); PROVIDED THAT, IF THE ISSUER OR THE INDENTURE TRUSTEE SO REQUESTS, THE TRANSFEROR SHALL DELIVER AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION REASONABLY ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT; AND, IN EACH OF CASE (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (2) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

Sections 2.07 and 2.08 of the Indenture contain further restrictions on the transfer and resale of this Note.  Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.

Each Noteholder, by its acceptance of this Note, covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State

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bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

The principal of this Note is payable in installments as set forth herein.  Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof.  Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.

The right to payment of principal and interest of this Note is subject to the right to payment of principal and interest of the Class B Notes as more fully described in the Indenture referred to herein.

FTE Solar I, LLC
Solar Loan Backed Variable Funding Notes
Class B Note

NOTE

Registered Owner: Credit Suisse Securitized Products Master Fund, Ltd.

Principal Balance: Up to the Holder’s Purchaser Group’s Percentage of the Class B Facility  Limit ("Maximum Class B Note Balance")

Date: January 9, 2015

Maturity Date: January 20, 2017

This Certifies That FTE Solar I, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of January 9, 2015 (the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the Class B Interest Distribution Amount as defined in the Indenture, on each Payment Date beginning in February 2015 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture.  This note (this "Class B Note") is one of a duly authorized series of Class B Notes of the Issuer designated as its FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class B (the "Class B Notes").  The Indenture authorizes the issuance of up to the Maximum Class B Note Balance of Class B Notes and up to the Maximum Class A Note Balance (as defined in the Class A Notes) of FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class A (the "Class A Notes", together with the Class B Notes, the "Notes").  The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note

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Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture.  The Notes are secured by the Trust Estate (as defined in the Indenture).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.  All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

The obligation of the Issuer to repay the Notes is a limited, nonrecourse obligation secured only by the Trust Estate.  All payments of principal of and interest on the Class B Notes shall be made only from the Trust Estate, and each Holder hereof, by its acceptance of this Class B Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture.  The actual Outstanding Note Balance on this Class B Note may be less than the principal balance indicated on the face hereof.  The actual Outstanding Note Balance on this Class B Note at any time may be obtained from the Indenture Trustee.

With respect to payment of principal of and interest on the Class B Notes, the Indenture provides the following:

(a)Until fully paid, principal payments on the Class B Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture.  The Outstanding Note Balance of each Class B Note shall be payable no later than the Maturity Date thereof unless the Outstanding Note Balance of such Class B Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.

(b)The Class B Notes shall bear interest on the Outstanding Note Balance of the Class B Notes and accrued but unpaid interest thereon, at the applicable Cost of Funds plus the applicable Class B Usage Fees.  The Class B Interest Distribution Amount shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Class B Interest Distribution Amount pursuant to Section 5.05 of the Indenture.  The Class B Interest Distribution Amount will accrue on the basis of a 360-day year consisting of twelve 30-day months.

All payments of interest and principal on the Class B Notes on the applicable Payment Date shall be paid to the Person in whose name such Class B Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture.  All reductions in the Outstanding Note Balance of a Class B Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class B Note and of any Class B Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class B Note.

The Maturity Date of the Notes is the Payment Date in January 2017 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture.  The Indenture Trustee shall

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pay to each Class B Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class B Noteholder at a bank or other entity having appropriate facilities therefor, if such Class B Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class B Noteholder), or (ii) if not, by check mailed to such Class B Noteholder at the address of such Class B Noteholder appearing in the Note Register, the amounts to be paid to such Class B Noteholder pursuant to such Class B Noteholder's Notes.

The Class B Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture.  Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class B Notes, and subject to and in accordance with the terms of Article 6 of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.

Subject to certain restrictions contained in the Indenture, (i) the Class B Notes are issuable in the minimum denomination of $1,000,000 and integral multiples of $1,000 in excess thereof (provided, that one Class B Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class B Notes may be exchanged for a like aggregate principal amount of Class B Notes of authorized denominations of the same maturity.

The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.

The Class B Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

The Class B Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes.  Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.07 and 2.08 of the Indenture.  A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class B Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or

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registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.

In addition, each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture.  Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class B Notes, each Person who has or acquires an Ownership Interest in a Class B Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States.  This covenant shall survive the termination of the Indenture.

Before the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class B Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent and compliance with certain other conditions.  Any such consent by the Administrative Agent, at the time of the giving thereof, of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.

The Class B Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate.  None of the Issuer, the Originator, the Manager, the Servicer, the Transition Service Provider, the Parent, the Custodian, the Paying Agent, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.  Without limiting the foregoing, each Holder of any Class B Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate  to satisfy the Issuer's obligations under or with respect to a Class B Note or the Indenture, including but not limited to liabilities under Article 5 of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any

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misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate).  The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class B Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer's rights under the Transaction Documents.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced.  It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

The remedies of the Holder of this Class B Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate.  No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth.  At the option of the Class B Noteholder, Class B Notes may be exchanged for Class B Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.

Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class B Noteholders; (ii) the terms upon which the Class B Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class B Note that are not defined herein; to all of which the Class B Noteholders assent by the acceptance of the Class B Notes.

This Class B Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be

ANNEX-II-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).

Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

FTE Solar I, LLC, as Issuer

By
Name:
Title:

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Indenture Trustee's Certificate of Authentication

This is one of the Class B Notes referred to in the within-mentioned Indenture.

Dated:

U.S. Bank National Association, as Indenture Trustee

By
Name:
Title:

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[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________

_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

____________________________________

Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.  The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.